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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)               NOVEMBER 4, 1997
                                                 ------------------------------



                           CHESAPEAKE ENERGY CORPORATION
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                      (Exact name of Registrant as specified in its Charter)



     OKLAHOMA                      1-13726                     73-1395733
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(State or other jurisdiction    (Commission        (IRS Employer Identification
of incorporation)               File Number)                      No.)



     6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA             73118
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      (Address of principal executive offices)                   (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     On November 4, 1997, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing expected proceeds from the initial public offering of Bayard Drilling Technologies, Inc. The November 4, 1997 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.   The following exhibit is filed herewith:

         99       Press Release issued by the Registrant on November 4, 1997.
























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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         CHESAPEAKE ENERGY CORPORATION



                                         BY: /s/  MARCUS C. ROWLAND
                                            ---------------------------
                                                  MARCUS C. ROWLAND,
                                                  Senior Vice President -
                                                  Chief Financial Officer

Dated: November 4, 1997



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                                 EXHIBIT INDEX
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EXHIBIT           DESCRIPTION

99           Press Release issued by the Registrant on November 4, 1997.





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